UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2026

SAMSARA INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41140	47-3100039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 De Haro Street San Francisco, California 94107
(Address of principal executive offices, including zip code)
(415) 985-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	IOT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 22, 2026, Samsara Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on the following three proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on June 1, 2026 (the “Proxy Statement”):
(1)to elect eight directors to the Board of Directors of the Company until the next annual meeting of stockholders and until their respective successors are elected and qualified;
(2)to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors for the fiscal year ending January 30, 2027; and
(3)to vote on the compensation of our named executive officers.
Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve as a director and to hold office until the Company’s next annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal, based on the following results of voting:

	For	Withhold	Broker Non-Votes
Sanjit Biswas	2,214,155,515	13,064,949	29,708,157
John Bicket	2,220,968,672	6,251,792	29,708,157
Marc Andreessen	2,221,581,324	5,639,140	29,708,157
Todd Bluedorn	2,164,128,938	63,091,526	29,708,157
Jonathan Chadwick	2,221,749,469	5,470,995	29,708,157
Alyssa Henry	2,222,316,075	4,904,389	29,708,157
Ann Livermore	2,142,633,952	84,586,512	29,708,157
Gary Steele	2,225,879,315	1,341,149	29,708,157
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027 was ratified based on the following results of voting:

For	Against	Abstain
2,255,012,812	1,752,631	163,178
Proposal 3 – Advisory Vote on the Compensation of Our Named Executive Officers.
The vote to approve the compensation of our named executive officers was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
2,203,754,736	23,276,163	189,565	29,708,157

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMSARA INC.

Date: July 23, 2026	By:	/s/ Adam Eltoukhy
Adam Eltoukhy
Executive Vice President, Chief Administrative Officer and Corporate Secretary